UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22969

Palmer Squre Opportunistic Income Fund
(Exact name of registrant as specified in charter)

2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Anne Dorian
Senior Regulatory Counsel
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 870-3088

Date of fiscal year end: July 31

Date of reporting period: April 30, 2017

Item 1. Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BANK LOANS – 1.8%
$100,000	Aerial Merger Sub, Inc. 9.000%, 3/2/2025[1,2,3,4,5]	$101,188
300,000	Ascend Learning LLC 0.000%, 11/30/2020[1,2,3]	302,250
150,000	AssuredPartners, Inc. 9.993%, 10/20/2023[1,2,3]	152,700
125,000	Calceus Acquisition, Inc. 5.060%, 2/1/2020[1,2,3]	108,906
262,500	Duff & Phelps Corp. 9.647%, 4/23/2021[1,2,3]	264,141
268,297	EIG Investors Corp. 6.480%, 11/9/2019[1,2,3]	270,085
210,000	SRS Distribution, Inc. 9.789%, 2/24/2023[1,2,3]	218,400
217,800	Veritas US, Inc. 6.772%, 1/27/2023[2,3]	217,052
78,798	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2,3]	71,417

	TOTAL BANK LOANS (Cost $1,625,463)	1,706,139

	BONDS – 90.6%
	ASSET-BACKED SECURITIES – 86.0%
750,000	ALM X Ltd. Series 2013-10A, Class D, 5.758%, 1/15/2025[1,2,6]	720,769
1,425,000	Annisa CLO Ltd. Series 2016-2A, Class E, 8.406%, 7/20/2028[1,2,6]	1,451,363
750,000	Apidos CLO XI Series 2012-11A, Class ER, 8.808%, 1/17/2028[1,2,6]	759,886
	Apidos CLO XII
750,000	Series 2013-12A, Class E, 5.558%, 4/15/2025[1,2,6]	742,600
1,000,000	Series 2013-12A, Class F, 6.058%, 4/15/2025[1,2,6]	922,460
1,500,000	Apidos CLO XIX Series 2014-19A, Class E, 6.473%, 10/17/2026[1,2,6]	1,481,545
785,000	Atrium XI Series 11A, Class E, 6.253%, 10/23/2025[1,2,6]	776,169
	Babson CLO Ltd.
500,000	Series 2013-IIA, Class D, 5.658%, 1/18/2025[1,2,6]	482,845
250,000	Series 2013-IA, Class E, 5.556%, 4/20/2025[1,2,6]	244,828
1,500,000	Series 2013-IA, Class F, 6.406%, 4/20/2025[1,2,6]	1,433,514
750,000	Series 2014-IIA, Class D, 4.758%, 10/17/2026[1,2,6]	747,326
250,000	Barings CLO Ltd. Series 2016-3A, Class D, 8.408%, 1/15/2028[1,2,6]	253,711
500,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA, Class D, 5.656%, 1/20/2026[1,2,6]	480,000

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$500,000	Benefit Street Partners CLO IV Ltd. Series 2014-IVA, Class DR, 8.406%, 1/20/2029[1,2,6]	$509,420
	Benefit Street Partners CLO V Ltd.
500,000	Series 2014-VA, Class D, 4.706%, 10/20/2026[1,2,6]	501,075
1,250,000	Series 2014-VA, Class E, 6.306%, 10/20/2026[1,2,6]	1,203,437
500,000	Betony CLO Ltd. Series 2015-1A, Class E, 6.508%, 4/15/2027[1,2,6]	483,770
	BlueMountain CLO Ltd.
925,000	Series 2014-1A, Class F, 6.539%, 4/30/2026[1,2,6]	860,671
2,500,000	Series 2014-4A, Class E, 6.354%, 11/30/2026[1,2,6]	2,469,448
500,000	Series 2015-2A, Class F, 7.958%, 7/18/2027[1,2,6]	464,431
500,000	Series 2012-2A, Class ER, 8.152%, 11/20/2028[1,2,6]	508,741
750,000	Series 2013-1A, Class DR, 8.656%, 1/20/2029[1,2,6]	765,788
	Carlyle Global Market Strategies CLO Ltd.
875,000	Series 2013-2A, Class E, 6.158%, 4/18/2025[1,2,6]	873,068
1,000,000	Series 2013-2A, Class F, 6.558%, 4/18/2025[1,2,6]	963,396
500,000	Series 2014-5A, Class CR, 4.278%, 10/16/2025[2,6]	500,011
1,250,000	Series 2014-3A, Class D1, 6.137%, 7/27/2026[1,2,6]	1,249,371
500,000	Series 2014-3A, Class D2R, 6.787%, 7/27/2026[1,2,6]	505,514
450,000	Series 2014-3A, Class E, 7.087%, 7/27/2026[1,2,6]	431,631
500,000	Carlyle U.S. CLO Ltd. Series 2016-4A, Class D, 8.056%, 10/20/2027[1,2,6]	509,250
	Catamaran CLO Ltd.
1,375,000	Series 2012-1A, Class E, 6.768%, 12/20/2023[1,2,6]	1,364,313
750,000	Series 2013-1A, Class E, 6.037%, 1/27/2025[1,2,6]	735,397
2,500,000	Series 2014-2A, Class C, 4.658%, 10/18/2026[1,2,6]	2,471,059
750,000	Cent CLO Series 2012-16A, Class DR, 7.024%, 8/1/2024[1,2,6]	752,200
	CIFC Funding Ltd.
1,000,000	Series 2013-4A, Class E, 5.802%, 11/27/2024[1,2,6]	975,067
1,750,000	Series 2012-2A, Class B2R, 6.850%, 12/5/2024[1,2,6]	1,754,542
1,000,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class E, 6.039%, 11/15/2025[1,2,6]	990,001
1,125,000	Dryden 33 Senior Loan Fund Series 2014-33A, Class ER, 8.698%, 10/15/2028[1,2,6]	1,152,973
790,000	Dryden 34 Senior Loan Fund Series 2014-34A, Class DR, 4.422%, 10/15/2026[1,2,6]	790,568
750,000	Dryden 36 Senior Loan Fund Series 2014-36A, Class ER, 8.958%, 1/15/2028[1,2,6]	776,720
1,000,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.558%, 4/15/2027[1,2,6]	923,876
500,000	Dryden 45 Senior Loan Fund Series 2016-45A, Class E, 8.008%, 7/15/2027[1,2,6]	505,921

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$3,250,000	Dryden XXII Senior Loan Fund Series 2011-22A, Class SUB, 0.000%, 1/15/2022[1,6]	$139,945
	Dryden XXIV Senior Loan Fund
2,250,000	Series 2012-24RA, Class ER, 6.989%, 11/15/2023[1,2,6]	2,268,816
2,250,000	Series 2012-24RA, Class FR, 8.939%, 11/15/2023[1,2,6]	2,283,163
1,500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E, 6.658%, 1/15/2025[1,2,6]	1,498,803
2,000,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 5.658%, 7/15/2025[1,2,6]	1,952,719
250,000	Dryden XXXI Senior Loan Fund Series 2014-31A, Class E, 5.274%, 4/18/2026[1,2,6]	236,563
500,000	Eaton Vance CLO Ltd. Series 2013-1A, Class DR, 8.758%, 1/15/2028[1,2,6]	513,209
	Emerson Park CLO Ltd.
250,000	Series 2013-1A, Class DR, 4.558%, 7/15/2025[1,2,6]	250,062
1,925,000	Series 2013-1A, Class E, 6.008%, 7/15/2025[1,2,6]	1,847,501
2,925,000	Finn Square CLO Ltd. Series 2012-1A, Class D, 6.207%, 12/24/2023[1,2,6]	2,926,958
496,342	FREMF Mortgage Trust Series 2016-KF23, Class B, 5.929%, 9/25/2023[1,2,6]	500,995
1,000,000	Greywolf CLO II Ltd. Series 2013-1A, Class E, 6.208%, 4/15/2025[1,2,6]	896,977
2,250,000	Greywolf CLO III Ltd. Series 2014-1A, Class D, 6.253%, 4/22/2026[1,2,6]	2,216,203
	Highbridge Loan Management Ltd.
1,250,000	Series 2013-2A, Class D, 6.406%, 10/20/2024[1,2,6]	1,247,665
750,000	Series 2013-2A, Class E, 6.956%, 10/20/2024[1,2,6]	705,040
500,000	Jamestown CLO II Ltd. Series 2013-2A, Class D, 6.903%, 1/22/2025[1,2,6]	500,146
1,075,000	Jamestown CLO III Ltd. Series 2013-3A, Class D, 5.758%, 1/15/2026[1,2,6]	1,013,297
875,000	Madison Park Funding X Ltd. Series 2012-10A, Class ER, 8.776%, 1/20/2029[1,2,6]	899,449
450,000	Madison Park Funding XIX Ltd. Series 2015-19A, Class D, 7.603%, 1/22/2028[1,2,6]	453,965
1,750,000	Magnetite VII Ltd. Series 2012-7A, Class DR, 8.158%, 1/15/2025[1,2,6]	1,777,036
2,750,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.502%, 5/18/2023[1,2,6]	2,753,087
375,000	Mountain View CLO LLC Series 2016-1A, Class E, 8.158%, 1/14/2029[1,2,6]	379,420
	Mountain View CLO Ltd.
375,000	Series 2014-1A, Class F, 6.958%, 10/15/2026[1,2,6]	311,802
500,000	Series 2015-9A, Class D, 6.508%, 7/15/2027[1,2,6]	474,620

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,250,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 6.005%, 10/13/2027[1,2,6]	$1,175,521
750,000	Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class E1, 5.784%, 8/4/2025[1,2,6]	750,000
3,000,000	Nomad CLO Ltd. Series 2013-1A, Class D, 5.908%, 1/15/2025[1,2,6]	2,942,033
250,000	North End CLO Ltd. Series 2013-1A, Class E, 5.758%, 7/17/2025[1,2,6]	238,169
750,000	Seneca Park CLO Ltd. Series 2014-1A, Class E, 5.858%, 7/17/2026[1,2,6]	705,348
1,250,000	Sheridan Square CLO Ltd. Series 2013-1A, Class E, 6.258%, 4/15/2025[1,2,6]	1,249,273
750,000	Thacher Park CLO Ltd. Series 2014-1A, Class E1, 6.106%, 10/20/2026[1,2,6]	710,185
	Tryon Park CLO Ltd.
1,500,000	Series 2013-1A, Class D, 5.558%, 7/15/2025[1,2,6]	1,441,980
250,000	Series 2013-1X, Class E, 6.408%, 7/15/2025[1,2]	224,723
500,000	Upland CLO Ltd. Series 2016-1A, Class D, 9.406%, 4/20/2028[1,2,6]	510,326
	Voya CLO Ltd.
693,000	Series 2012-3A, Class ER, 7.158%, 10/15/2022[1,2,6]	698,146
2,000,000	Series 2013-2A, Class D, 6.156%, 4/25/2025[1,2,6]	1,983,574
1,000,000	Series 2013-2A, Class E, 6.656%, 4/25/2025[1,2,6]	940,603
250,000	Series 2012-4A, Class DR, 8.808%, 10/15/2028[1,2,6]	255,964
	West CLO Ltd.
500,000	Series 2013-1A, Class D, 5.934%, 11/7/2025[1,2,6]	467,732
250,000	Series 2014-1A, Class C, 4.608%, 7/18/2026[1,2,6]	248,742

	TOTAL ASSET-BACKED SECURITIES (Cost $76,342,641)	79,078,435

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
	FREMF Mortgage Trust
249,771	Series 2016-KF22, Class B, 6.041%, 7/25/2023[1,2,6]	252,653
579,510	Series 2016-KF25, Class B, 5.779%, 9/25/2023[1,2,6]	610,930
320,000	Series 2017-K724, Class C, 3.618%, 11/25/2023[1,2,6]	294,483

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,107,354)	1,158,066

	CORPORATE – 3.3%
	BASIC MATERIALS – 0.1%
125,000	Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 4/1/2025[1,6]	125,625

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS – 0.3%
$75,000	Frontier Communications Corp. 11.000%, 9/15/2025[1]	$72,656
150,000	Intelsat Jackson Holdings S.A. 5.500%, 8/1/2023[1,7]	128,813
140,000	Intelsat Luxembourg S.A. 8.125%, 6/1/2023[1,7]	80,500
		281,969
	CONSUMER, CYCLICAL – 0.5%
200,000	International Game Technology PLC 6.500%, 2/15/2025[1,6,7]	220,000
225,000	Scientific Games International, Inc. 10.000%, 12/1/2022[1]	244,575
		464,575
	CONSUMER, NON-CYCLICAL – 0.7%
225,000	Air Medical Group Holdings Inc. 6.375%, 5/15/2023[1,6]	220,500
125,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[1]	122,500
100,000	Sterigenics-Nordion Topco LLC 8.125%, 11/1/2021[1,6]	103,250
175,000	Tenet Healthcare Corp. 6.750%, 2/1/2020	177,187
		623,437
	ENERGY – 0.7%
75,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[1]	63,750
225,000	Denbury Resources, Inc. 9.000%, 5/15/2021[1,6]	238,500
185,000	Murray Energy Corp. 11.250%, 4/15/2021[1,6]	139,675
225,000	Peabody Energy Corp. 6.000%, 3/31/2022[1,6]	230,344
		672,269
	FINANCIAL – 0.5%
275,000	ASP AMC Merger Sub, Inc. 8.000%, 5/15/2025[1,6]	273,281
30,000	Ocwen Loan Servicing LLC 8.375%, 11/15/2022[1,6]	26,025
100,000	Uniti Group, Inc. / CSL Capital LLC 8.250%, 10/15/2023[1]	107,219

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$45,000	Walter Investment Management Corp. 7.875%, 12/15/2021[1]	$27,450
		433,975
	TECHNOLOGY – 0.2%
175,000	BMC Software Finance, Inc. 8.125%, 7/15/2021[1,6]	178,829

	UTILITIES – 0.3%
225,000	DPL, Inc. 7.250%, 10/15/2021[1]	241,875

	TOTAL CORPORATE (Cost $2,946,754)	3,022,554

	TOTAL BONDS (Cost $80,396,749)	83,259,055

Number of Shares

	COMMON STOCKS – 0.1%
	BASIC MATERIALS – 0.0%
825	Emerge Energy Services LP*	10,560
1,500	Fairmount Santrol Holdings, Inc.*	7,740
600	Hi-Crush Partners LP*	8,490
225	U.S. Silica Holdings, Inc.	9,337
		36,127
	FINANCIAL – 0.1%
2,030	Uniti Group, Inc. - REIT	55,744

	TOTAL COMMON STOCKS (Cost $101,142)	91,871

	EXCHANGE-TRADED FUNDS – 0.1%
1,550	VanEck Vectors Oil Services ETF	43,199

	TOTAL EXCHANGE-TRADED FUNDS (Cost $48,149)	43,199

	PREFERRED STOCKS – 2.7%
2,609,663	Loan Funding I, Ltd.[8]	2,506,581

	TOTAL PREFERRED STOCKS (Cost $2,473,316)	2,506,581

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.1%
	CALL OPTIONS – 0.0%
	YRC Worldwide, Inc.
50	Exercise Price: $13.00, Expiration Date: July 21, 2017	1,800

	TOTAL CALL OPTIONS (Cost $10,083)	1,800

	PUT OPTIONS – 0.1%
	CBL & Associates Properties, Inc.
150	Exercise Price: $10.00, Expiration Date: September 15, 2017	22,500
	Ford Motor Co.
175	Exercise Price: $10.00, Expiration Date: June 16, 2017	612
175	Exercise Price: $11.00, Expiration Date: June 16, 2017	2,800
	General Motors Co.
100	Exercise Price: $33.00, Expiration Date: September 15, 2017	14,150
	LEAR Corp.
50	Exercise Price: $130.00, Expiration Date: September 15, 2017	19,750
	Pennsylvania Real Estate Investment Trust
200	Exercise Price: $13.00, Expiration Date: July 21, 2017	10,500
	Washington Prime Group, Inc.
90	Exercise Price: $7.50, Expiration Date: July 21, 2017	1,350

	TOTAL PUT OPTIONS (Cost $98,064)	71,662

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $108,147)	73,462

Number of Shares

	SHORT-TERM INVESTMENTS – 4.9%
2,223,615	Federated Treasury Obligations Fund - Institutional Shares, 0.572%[9]	2,223,615
2,313,835	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.589%[9]	2,313,835

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,537,450)	4,537,450

	TOTAL INVESTMENTS – 100.3% (Cost $89,290,416)	92,217,757

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

		Value

	Liabilities in Excess of Other Assets – (0.3)%	$(320,839)

	TOTAL NET ASSETS – 100.0%	$91,896,918

Principal Amount

	SECURITIES SOLD SHORT – (1.2)%
	BONDS – (1.2)%
	ASSET-BACKED SECURITIES – (0.9)%
$(800,000)	Fannie Mae Pool 3.500%, 5/15/2042	(822,687)

	TOTAL ASSET-BACKED SECURITIES (Proceeds $818,719)	(822,687)

	CORPORATE – (0.3)%
(250,000)	Fiat Chrysler Automobiles N.V. 5.250%, 4/15/2023[7]	(258,125)

	TOTAL CORPORATE (Proceeds $252,346)	(258,125)

	TOTAL BONDS (Proceeds $1,071,065)	(1,080,812)

	TOTAL SECURITIES SOLD SHORT (Proceeds $1,071,065)	$(1,080,812)

LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Callable.
[2]	Variable, floating or step rate security.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $81,767,807.

[7]	Foreign security denominated in U.S. Dollars.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

[8]	Loan Funding I, Ltd. consists of subordinated notes interests in BBB to B- rated bank loans.
[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudited)

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Ford Motor Co.	-	Pay	5.00%	6/20/22	$500,000	$(88,966)	$(1,571)	$(90,537)
General Motors Co.	-	Pay	5.00	6/20/22	500,000	(87,584)	(307)	(87,891)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(176,550)	$(1,878)	$(178,428)

(a)
Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s and Standard & Poor’s (S&P) ratings are not applicable at April 30, 2017.

(b)
If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate, Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

Counterparty/ Reference Entity	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Markit iTraxx Europe Crossover Series 26
Put - 5 Year	Buy	€375.00	6/21/17	€20,000,000	$24,310	$807
Put - 5 Year	Buy	450.00	6/21/17	20,000,000	12,837	161
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$37,147	$968

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2017 (Unaudtied)

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value At Trade Date	Value At April 30, 2017	Unrealized Appreciation (Depreciation)
(1)	2-Year U.S. Treasury Note (CBT)	June 2017	$(215,981)	$(216,609)	$(628)
TOTAL FUTURES CONTRACTS			$(215,981)	$(216,609)	$(628)

See accompanying Notes to Schedule of Investments.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS
April 30, 2017 (Unaudited)

Note 1 – Organization
The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 1, 2014, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”). Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all of the disinterested Trustees, but action may be taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

(b) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

(d) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

(e) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

(f) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by the Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(g) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Note 3 – Federal Income Taxes
At April 30, 2017, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$89,300,699

Gross unrealized appreciation	$3,337,044
Gross unrealized depreciation	(419,986)

Net unrealized appreciation on investments	$2,917,058

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Note 4 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2017, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$1,706,139	$-	$1,706,139
Bonds
Asset-Backed Securities	-	79,078,435	-	79,078,435
Commercial Mortgage-Backed Securities	-	1,158,066	-	1,158,066
Corporate**	-	3,022,554	-	3,022,554
Common Stock**	91,871	-	-	91,871
Exchange-Traded Funds	43,199	-	-	43,199
Preferred Stock	-	2,506,581	-	2,506,581
Purchased Options Contracts	73,462	-	-	73,462
Short-Term Investments	4,537,450	-	-	4,537,450
Total Investments	4,745,982	87,471,775	-	92,217,757
Other Financial Instruments***
Credit Default Swaptions Contracts	-	968	-	968
Total Assets	$4,745,982	$87,472,743	$-	$92,218,725

Palmer Square Opportunistic Income Fund
NOTES TO SCHEDULE OF INVESTMENTS - Continued
April 30, 2017 (Unaudited)

Liabilities
Bonds
Asset-Backed Securities	$-	$822,687	$-	$822,687
Corporate**	-	258,125	-	258,125
Other Financial Instruments***
Credit Default Swap Contracts	$-	$1,878	$-	$1,878
Futures Contracts	628	-	-	628
Total Liabilities	$628	$1,082,690	$-	$1,083,318

*	The Fund did not hold any Level 3 securities at period end.
**
All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

***
Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d‑15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Palmer Square Opportunistic Income Fund

By:	/s/ Christopher D. Long
Title:	Christopher D. Long, President

Date:	06/29/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher D. Long
(Signature and Title)	Christopher D. Long, President

Date:	06/29/17

By:	/s/ Jeffrey D. Fox
(Signature and Title)	Jeffrey D. Fox, Treasurer

Date:	06/29/17